Lease (Tables)	6 Months Ended
Sep. 30, 2024
Lease
Schedule of Operating Right of Use Asset Net

	March 31,	Increase/	Exchange rate	September 30,
	2024	(Decrease)	translation	2024
Shenzhen Wan	$205,101	$—	—	—
Longcheng Car	96,446	—	—	—
Total right-of-use assets, at cost	301,547	—	—	—
Less: accumulated amortization	(301,547)	—	—	—
Right-of-use assets, net	$—	$—	—	—